UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section l3 or l5(d) of the

Securities Exchange Act of l934

October 23, 2014

Date of report (date of earliest event reported)

SP PLUS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50796	16-1171179
(Commission File Number)	(IRS Employer Identification No.)

200 E. Randolph Street, Suite 7700, Chicago, Illinois 60601-7702

(Address of Principal Executive Offices)  (Zip Code)

(312) 274-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

5.02(b)  The Board of Directors (the “Board”) of SP Plus Corporation (the “Company”) approved a leadership succession plan at a meeting held on October 23, 2014. In accordance with the Company’s internal plans, James A. Wilhelm, its Chief Executive Officer, will retire on December 31, 2014 and will transition into the Chairman role effective January 1, 2015. The Company’s current Chairman, Robert S. Roath, will remain on the Board and will chair its Audit and Compensation Committees. G Marc Baumann, the Company’s current President and Chief Operating Officer, will assume the role of President and Chief Executive Officer on January 1, 2015. Mr. Baumann also will join the Company’s Board of Directors, which will expand to nine members.

5.02 (c)  The information required by Item 5.02(c) of Form 8-K regarding Messrs. Wilhelm, Baumann and Roath is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed with the Securities and Exchange Commission (“SEC”) on March 13, 2014 and the Company’s Proxy Statement for the Annual Meeting of Stockholders held on April 22, 2014 filed with the SEC on April 2, 2014 and is incorporated herein by reference.

Mr. Baumann and the Company are expected to enter into an amended employment agreement effective as of January 1, 2015, the material terms of which were approved by the Board on October 23, 2014. Mr. Baumann’s salary will be $700,000 per annum, and he will be eligible to participate in the Company’s two annual bonus programs. The employment agreement also will contain a non-compete provision.

The Company will pay the premiums on certain insurance policies owned by Mr. Baumann until he reaches age 65 that will provide an annual cash benefit of $150,000 payable to him for a period of 15 years, beginning in the year in which Mr. Baumann attains age 65. The current amount of the annual premium is $105,901.

On October 27, 2014, the Company issued a press release that provides further details. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

9.01(d)  Exhibits

99.1                        Press Release dated October 27, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SP PLUS CORPORATION

Date: October 27, 2014	By:	/s/ VANCE C. JOHNSTON
Vance C. Johnston,
Executive Vice President, Chief Financial Officer and Treasurer